Exhibit 99.2

CORPORATE INFO

Trading Symbol	OTCQB: LOGX
Share Price (September 18, 2015	$0.60
Common Shares Outstanding .	22.5M
Market Cap .	$15M
Insider Ownership .	62.5%

ORPORATE INFO

Trading Symbol	OTCQB: LOGX
Share Price (September 18, 2015	$0.60
Common Shares Outstanding .	22.5M
Market Cap .	$15M
Insider Ownership .	62.5%

ABOUT PEERLOGIX, INC.

PeerLogix is an advertising technology and data aggregation provider with a proprietary software as a service, or SAAS, platform which enables the tracking and cataloguing of Torrent files and Torrent networks in order to determine consumer trends and preferences based upon media consumption. PeerLogix’s patent pending platform collects Torrent data, including IP addresses of the uploading and downloading parties (e.g., location), the name, file type, media type (whether movie, television, documentary, music, e-books, software, etc.), and genre of media downloaded, and utilizes licensed and publicly available demographic and other databases to further filter the collected data to provide insights into consumer preferences to digital advertising firms, product and media companies, entertainment studios and others.

WHAT IS TORRENT?

Torrent is a geography agnostic platform used by approximately 130 million people worldwide to share TV shows, movies, music, pictures, video games, e-books and software with one another. All major entertainment and media content is available to consumers using Torrent to access media. Of this population of Torrent users, approximately 40 million reside in the United States and 90 million are distributed throughout all major and developing countries of the world.

Torrent activity represents one of the most significant categories of global Internet usage, comprising approximately 22% of all Internet traffic (see pie chart pictured to the right). Although Torrent data available at any one point in time is ephemeral and is then lost, PeerLogix has been storing and continues to store all such data in a fully scalable database which has been aggregating the results since approximately January 1, 2014, providing the distinctive ability to provide trend data on the basis of media consumption. The Company’s proprietary platform operates on an automatic basis with little human interaction and continually acquires and catalogues Torrent data in real time, obtaining millions of data points daily.

OTCQB: LOGX	www.peerlogix.com

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INVESTMENT HIGHLIGHTS

Pioneer in capturing real time torrent data using proprietary patent-pending platform

•	Torrent data vastly improves the targeting and efficiency of $14.0 billion Global Big Data Technology and Services industry

•	Permits real-time analysis of media consumption patterns and integrates extensive demographic, economic, and other databases for further filtering

•	First mover advantage as sole source of ~2 years historical data captured
•	Low fixed cost, non-capital intensive business mode

OUR SOLUTION

•	PeerLogix enables media pattern identification and tracking in target markets to direct advertising spend on specific, demonstrable consumer preferences Music, Television, Videos

WHY PEERLOGIX

•	The first company to use real-time Torrent Data to capture critical consumer consumption data and uncover market insights
•	We track virtually all Torrent activity and catalogues the entirety of activity in a historical and proprietary database
•	Provide clients a solution for identifying the best and most precise audiences for their brands and messages
•	Enables clients to more effectively and efficiently direct advertising spend across television and radio
•	Improves time to market with a real-time, always on solution for worldwide consumer knowledge
•	We are the only source of media consumption data which is media and jurisdiction agnostic

WHY TORRENT MATTERS

Scale, Granularity, Transactional Data

•	Torrent traffic represents one of the most significant categories of internet usage.
•	Over 130 million active users (40 million in U.S.), Torrent web traffic is double that of iTunes and YouTube combined.
•	Torrent Data contains a wealth of information on consumer preference

OTCQB: LOGX	www.peerlogix.com

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GO-TO-MARKET STRATEGY

Formal product introduction in Q4 2015

•	Cutting-edge User Interface and advanced visualizations
•	Commercial redesign based on feedback from 90 day pilot program

Sales targets

•	Ad agencies, traditional and digital
•	Entertainment studios
•	Event promotion agencies

EXECUTIVE LEADERSHIP

William Gorfein

Chief Executive Officer, Director

•	Co-founder, PEERLOGIX, 2013
•	10 years software and hardware development experience
•	Lead Solutions Engineer, BreezeIT, subsidiary of Core 3 Technologies 2011-2012

Josh Partridge

Chief Operating Officer, Director

•	Co-founder, PEERLOGIX, 2013
•	Independent Consultant, worldwide media licensing, technology, management and business development for TV and film companies, 2011- 2013
•	International Sales, Acquisitions, and Operations Manager, Arsenal Pictures, 2008 – 2011

Charles Gonsher

Chief Accounting Officer

•	Google Ventures, 2013-2015
•	Managed team of analysts in geocommerce financial operations activity for the purpose of seed, growth and venture funding in technology startups across U.S. and internationally

Kayley Seder

Project Manager

•	Channel Intelligence of Google – managed the launches of new international retail clients
•	Ultra Music and YouTube – music publishing with a focus of copyrights and licensing

OTCQB: LOGX	www.peerlogix.com

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INDEPENDENT DIRECTOR
Tim Askew

Director

•	Founder and CEO, Corporate Rain Intl., international sales outsourcing boutique and consulting firm
•	Lead blogger and weekly columnist, Inc. Magazine since July 2014 Founding member, Inc. Magazine Business Owner’s Council, 2010

CONTACT INFORMATION: PeerLogix Inc. 500 7th Ave, 17A New York, NY 10018 I William Gorfein - CEO T: 646-598-4640 I E: info@peerlogix.com

FORWARD LOOKING STATEMENT: The information contained in this document is confidential and proprietary to the company and is being submitted to you solely for your confidential use with the express understanding that, without the company’s prior express written permission, you will not disclose or distribute this document, discuss the information contained in this document to any third party or reproduce or use this document or the information contained therein for any purpose other than evaluating a potential investment. You should communicate only with the company regarding the transaction or with questions concerning the company. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. Any transaction hereunder will not be registered under the U.S. Securities act of 1933, as amended, in reliance on one or more exemptions provided thereunder and will not be registered or qualified under any state securities laws. Neither the U.S. Securities and exchange commission nor any state securities commission has approved or disapproved or will approve or disapprove of any securities or has passed or will pass upon the accuracy or adequacy of any information or the merits of any transaction. Any representation to the contrary is a criminal offense. This document may contain certain estimates, projections and forward-looking statements of the company based on various estimates and assumptions of the company that are subject to substantial risks and uncertainties beyond the company’s control. There can be no assurances that the projected results will be realized or that actual results will not differ materially from those projected. Comparisons to other companies contained herein are for illustrative purposes only. No representation is made by thecompany that the companies identified herein are comparable, that the valuation of the company should in any way relate to the valuations of such companies or that the company’s current market capitalization is representative of its actual value. You should not assume that the information contained in this document is accurate as of any date other than the date on which it was provided. The company undertakes no obligation to update the information herein.

OTCQB: LOGX	www.peerlogix.com

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